August 9, 1995




   Mr. John Rudiak
   Connecticut Natural Gas Corporation
   100 Columbus Boulevard; P.O. Box 1500
   Hartford, Connecticut 06144-1500


                                          Re:  Amendment No.1-A to Gas Storage
                                               Contract Dated December 1, 1994
                                               Service Package No.1626


   Dear John:

   TENNESSEE GAS PIPELINE COMPANY and CONNECTICUT NATURAL GAS CORP (CNG) agree to amend the above referenced gas storage contract effective July 1, 1995, to increase the Maximum Daily Withdrawal Quantity (MDWQ) when Shipper's storage balance is equal to or less than 30% of the Maximum Storage Quantity (MSQ) and 20% of the MSQ, respectively, as reflected in the attached Exhibit A-1 and as described below.

   The parties agree to amend Article I of the subject gas storage contract as follows:

   Following the commencement of services hereunder, in accordance with the terms of Transporter's Rate Schedule FS, and of this Agreement, Transporter shall receive for injection for Shipper's account a daily quantity of gas up to Shipper's Maximum Injection Quantity of 4,067 dekatherms (Dth) and Maximum Storage Quantity (MSQ) of 610,003 (Dth) (on a cumulative basis) and on demand shall withdraw from Shipper's storage account and deliver to Shipper a daily quantity of gas up to Shipper's Maximum Daily Withdrawal Quantity (MDWQ) of 13,826 Dth; provided, however, that when Shipper's storage balance is equal to or less than 30% of the MSQ but greater than 20% of the MSQ, the Maximum Daily Withdrawal Quantity shall be 8,687 Dth; and provided further, that when Shipper's storage balance is less than or equal to 20% of the MSQ, the Maximum Daily Withdrawal Quantity shall be 5,212 Dth. For demand charge purposes, the MDWQ for balances greater than 30% of the MSQ shall be used.

   Except as amended herein, all terms and provisions of the above referenced gas storage contract shall remain in full force and effect as written.


   If the foregoing is in accordance with your understanding of our agreement, please so indicate by signing and returning to my attention both originals of this letter. Upon Tennessee's execution, an original will be forwarded to you for your files.

   August 9, 1995
   CONNECTICUT NATURAL GAS CORP
   Page 2
   Contract number: 1626
   Amendment number: 1-A
   Amendment effective date: July 1, 1995




   Should you have any questions, please do not hesitate to contact me at
   (713) 757-2828.

                                          Sincerely,



                                          Alan Cook
                                          Account Manager


   ACCEPTED AND AGREED TO
   This ___ day of ________, 19__.


   TENNESSEE GAS PIPELINE COMPANY



   By:  L. C. Kaestner
       ------------------------------
   Title:  Agent and Attorney in Fact

   Date:  April 11, 1996


   ACCEPTED AND AGREED TO
   This ___ Day of _________, 19__.


   CONNECTICUT NATURAL GAS CORP



   By:  Edna M. Karanian
       ------------------------------

   Title:  Assistant Vice President
          ---------------------------

   Date:  March 19, 1996
         ----------------------------


                                                    GAS STORAGE SERVICE AGREEMENT

                                                            EXHIBIT "A-1"
                                                      SHOWING REQUESTED CHANGES
                                               AMENDMENT #1-A TO GAS STORAGE CONTRACT
                                                       DATED December 1, 1994
                                                               BETWEEN
                                                   TENNESSEE GAS PIPELINE COMPANY
                                                                 AND
                                                 CONNECTICUT NATURAL GAS CORPORATION


   SERVICE PACKAGE MSQ: 610,003 Dth
   MAXIMUM DAILY INJECTION QUANTITY:  4,067 Dth

   MAXIMUM DAILY WITHDRAWAL QUANTITY (MDWQ):

   STORAGE BALANCE          STORAGE BALANCE            MAXIMUM DAILY WITHDRAWAL
       FROM DTH                  TO DTH                      QUANTITY DTH

        183,002                 610,003                         13,826 Ratchet 0
        122,002                 183,001                          8,687 Ratchet 1
             0                  122,001                          5,212 Ratchet 2


   SERVICE POINT:  Compressor Station 313
   INJECTION METER:  060018 TGP-NORTHERN STORAGE INJECTION
   WITHDRAWAL METER:  070018 TGP-NORTHERN STORAGE WITHDRAWAL


                                                                     STORAGE      STORAGE    MDIQ
   METER  METER NAME                      COUNTY ST  ZONE I/W  LEG BALANCE FROM  BALANCE TO  MDWQ

   060018 TGP-NORTHERN STORAGE INJECTION  POTTER PA   04   I   300                           4,067




   070018 TGP-NORTHERN STORAGE WITHDRAWAL POTTER PA   04   W   300    183,002      610,003  13,826  Ratchet 0
                                                                      122,002      183,001   8,687  Ratchet 1
                                                                           0       122,001   5,212  Ratchet 2